Medco is a registered trademark of Medco Health Solutions, Inc.
© 2006 Medco Health Solutions, Inc. All rights reserved.
Growth and Innovation in
Pharmacy
JPMorgan Healthcare Conference
San Francisco
January 9, 2007
David B. Snow, Jr.
Chairman & Chief Executive Officer
Exhibit 99.1

© 2006 Medco Health Solutions, Inc. All rights reserved.
Forward-looking statements
This presentation contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These
statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  We undertake no obligation to publicly update any forward-
looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management (“PBM”) and specialty pharmacy industries, and other legal, regulatory and economic developments.  We use words such as
“anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,”
“may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,”
“continue” and similar expressions to identify these forward-looking statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors.
Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K and other documents filed from time to time with the
Securities and Exchange Commission.

3
© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco: growth and innovation in pharmacy
1
1
Recent Industry Headlines
2
2
3

Growth Opportunities for 2007 and Beyond
Industry Overview and the Medco Advantage

© 2006 Medco Health Solutions, Inc. All rights reserved.
Recent industry headlines
First Data Bank Benchmark Changes
Medco profitability is preserved through client contract
language
Wal-Mart
Mail share of Medco has increased in the Tampa Bay
area since the inception of the Wal-Mart program; actions
target cash paying customers; Costco retracted similar
program
Proposed mergers: CVS/Caremark, Caremark/Express
Scripts
2007 guidance shows growth potential for the PBM
business model

© 2006 Medco Health Solutions, Inc. All rights reserved.
Pharmacy industry profitability drivers
Aging of America Aging of America
By 2010, seniors aged 55-64 will increase by nearly 50%
1
Seniors consume 3 times the average drug spend of younger
consumers (more than 30 Rx’s each)
Drug spend Drug spend
inflation inflation & the need & the need
to control costs to control costs
CMS projects drug spend to increase by 8% annually through 2010
Expected to drive top line growth and demand for PBM services
2
Specialty Specialty
pharmaceutical pharmaceutical
growth growth
Fastest growing component -- expected to reach $78 billion
3
in 2008
95% growth over past 5-year period
Expected CAGR of over 34% from 1995-2010
Continued shift Continued shift
to generics to generics
More than 60 brand-name medications (combined sales of approx.
$51 billion) scheduled to become available generics from 2006-2011
4
Mail service growth Mail service growth
Prescription volume at mail  accounts for more than 17% of all U.S.
prescription drug sales, and continues to grow
Medicare Part D Medicare Part D
Market opportunity for PBMs has more than doubled with Medicare
Part D
1
U.S. Census Bureau Population Projections Bureau, Release Date January 13, 2000.
2
CMS Feb 2006.
3
Banc of America, Sept 14, 2005.
4
Medco estimates.

© 2006 Medco Health Solutions, Inc. All rights reserved.
The Medco advantage
Highly scored client service model
Superior clinical strategy driving superior trend performance
Innovative client solutions developed to deliver personalized care
Industry-leading transparency
Scale at mail service; two patented, fully integrated state-of-
the-art automated dispensing facilities
Integrated IT platform delivers a quality member experience
and enables greater innovation

© 2006 Medco Health Solutions, Inc. All rights reserved.
$1.50
$1.83
$1.89
$2.13
$1.30
$1.50
$1.70
$1.90
$2.10
$2.30
2003 2004 2005 9 mos 2006*
EBITDA per adjusted script
* Excludes first quarter 2006 legal settlements charge
Q3 2006 EBITDA per adjusted Rx = $2.30

© 2006 Medco Health Solutions, Inc. All rights reserved.
Earnings per share
$1.40
$1.60
$1.80
$2.00
$2.20
$2.40
$2.60
$2.80
$3.00
2003 2004 2005 2006E* 2007E
* Excludes first quarter 2006 legal settlements charge
$1.57
$1.75
$2.05
$2.33 - $2.36
$2.76 - $2.83

© 2006 Medco Health Solutions, Inc. All rights reserved.
Grow Medicare Part D
Medco drivers for long-term
growth and profitability
Grow specialty pharmacy
Grow mail
Grow generics
Innovate for a greater tomorrow
Grow net-new sales

© 2006 Medco Health Solutions, Inc. All rights reserved.
Generic growth opportunity
$51B
†
brand drugs off-patent through 2011
Off-patent compounding effect
($ Billions, prorated)
14.0
7.1
5.9
12.3
1.9
12.5
2006 2007 2008 2009 2010 2011
$51B in US off-patent
Brand-name drug spend
($ Billions, annualized)
Zocor
®
Zoloft
®
Norvasc
®
Ambien
® Fosamax
®
Zyrtec
®
Risperdal
®
Prevacid
®
Lexapro
®
Aciphex
®
Flomax
®
6.5
11.4
3.7
7.1 7.1
4
5.9 5.9
12.3
1.5
1.9
11.4 11.4 11.4 11.4
7.1 7.1
5.9
5.7
12.3
8.2
2006 2007 2008 2009 2010 2011
Toprol XL
®
6.5*
15.1
†
Pravachol
®
Flonase
®
Mobic
®
Plavix
®
Lipitor
®
*
† Excludes Plavix, $2.7B annual US spend   * Includes Plavix, $2.7B annual US spend
Source: U.S. Drug spend estimates are based on IMS Health data for 2005, compounded amounts prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of October 2006. Changes may occur due to litigation, patent challenges, etc.
Effexor
®
Protonix
®
Avandia
®
Topamax
®
22.5
†
30.1
†
38.2
†
46.8
†
2007 incremental contribution of $0.06-$0.08 per share

© 2006 Medco Health Solutions, Inc. All rights reserved.
Mail penetration rate for new business
Rx volume
(in millions)
Mail growth opportunity
Annualized new business
2004A 2005A 2006E 2007E
35%
32%
18%
40%
88 MM
87 MM
~90 MM
1.9 MM
3.2 MM
3.7 MM
~95 MM
1.2 MM

© 2006 Medco Health Solutions, Inc. All rights reserved.
Robust biotechnology drug pipeline
Over 400 drugs in development
<1
11
33
82
1995 2000 2006E 2010E
Specialty pharmacy drug spend*
($ in billions)
CAGR 1995-2010 = 34.1%
More than 400 drugs
in development pipeline*
Source: Medco Estimates
*Excludes oncology spend of approximately $20 - $25B
*Source: PhRMA 2005 Survey: Medicines in Development, Oct. 2006
Some medicines are listed in more than one category.
45% of drugs in clinical trials for new indications are specialty
21% of pipeline drugs through 2007 are specialty
10
13
14
15
17
22
22
44
50
210
9
7
6
4
4
18
Cancer/related conditions
Infectious diseases
Autoimmune disorders
AIDS/HIV
Cardiovascular disease
Neurologic disorders
Diabetes/related
Digestive disorders
Respiratory disorders
Blood disorders
Genetic disorders
Skin disorders
Eye conditions
Growth disorders
Transplantation
Other

© 2006 Medco Health Solutions, Inc. All rights reserved.
Strong specialty revenue growth
2007 Accredo Health Group outlook
EPS contribution of $0.23 to
$0.26 per share
Specialty pharmacy revenue
($B)
1.8
2.6
3.6
5.5
6.0
2003 2004 2005 2006E 2007E
~
~

© 2006 Medco Health Solutions, Inc. All rights reserved.
2006 Results in the marketplace*
Net-new sales 2006, to date
(includes Medicare)
$3.3B
2006 renewals (above $10B renewals in 2005)
$6.3B+
New annualized business for 2007
$1.2B+
New annualized business in 2006
$3.7B+
Client retention rate – average contract
length 4.5 years
97.5%
* All figures current as of third quarter 2006.

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medicare Part D continued growth
Employer retiree
base revenues
Medicare
revenues
Total Medicare-
eligible revenues
$2.6 B
$12.4 B
$15.0 B
Medco co-logo
partner enrollees
900,000+ to date
Medco PDP
100,000 members
Medicare 2007 revenues
Lives: PDP 75k –
Lives: PDP 75k –
125k*, Other 7.2MM –
125k*, Other 7.2MM –
7.5MM
7.5MM
* Reflects reduced level of dual-eligibles
$0.20–$0.26 per share
$0.20–$0.26 per share
incremental growth
incremental growth

© 2006 Medco Health Solutions, Inc. All rights reserved.
Innovations for a greater tomorrow
Superior clinical strategy
Therapeutic
Resource
Centers
My Rx Choices Optimal Health
Medco member engagement

© 2006 Medco Health Solutions, Inc. All rights reserved.
2007 guidance
$3.12–$3.19
$2.76–$2.83
2007
2007
guidance
guidance
15%–19% $2.69–$2.72
EPS (adj. for
intangible
amortization)
17%–21% $2.33–$2.36
EPS
2006
2006
guidance*
guidance*
%
%
growth
growth
* Excludes legal settlements charge

®